EXHIBIT 32.2
SARBANES-OXLEY SECTION 906 CERTIFICATION
In connection with the Quarterly Report of 3M Company (the “Company”) on Form 10-Q for the period ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anurag Maheshwari , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anurag Maheshwari

Anurag Maheshwari
Executive Vice President and Chief Financial Officer

April 21, 2026